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                  AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT


     AMENDMENT NO. 1, dated as of November 4, 1999, by and between ThermoView Industries, Inc., a Delaware corporation ("Company"), and GE Capital Equity Investments, Inc., a Delaware corporation ("Purchaser").

                                W I T N E S S E T H:

     WHEREAS, the parties hereto have entered into that certain Securities Purchase Agreement, dated as of July 8, 1999 (the "Purchase Agreement," and capitalized terms defined therein and not otherwise defined herein are used herein as so defined); and

     WHEREAS, the Company desires to have Purchaser amend certain provisions of the Purchase Agreement; and

     WHEREAS, the Purchaser has agreed to such amendment upon the terms and subject to the conditions provided herein;

     NOW, THEREFORE, in consideration of the premises, covenants and agreements contained herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

     Section 1. AMENDMENTS. Company and Purchaser hereby agree to the following amendments to the Purchase Agreement:

          (a) The first paragraph of Section 5.1(h)(i) of the Purchase Agreement is hereby amended to read as follows:

                    "(i) FUNDED DEBT TO MODIFIED EBITDA. The ratio, calculated as of the end of each fiscal quarter of Company and its Subsidiaries beginning September 30, 1999 (each a "Calculation Date"), of the consolidated (and combined, if applicable) Funded Debt of Company and its Subsidiaries as of each Calculation Date divided by the consolidated (and combined, if applicable) Modified EBITDA for Company and its Subsidiaries for the four (4) fiscal quarters of Company and its Subsidiaries immediately preceding the applicable Calculation Date shall not be greater than 4.75 to
1.00 as of the Calculation Date occurring on September 30, 1999, and 4.25 to
1.00 as of the Calculation Date occurring on December 31, 1999, and as of all Calculation Dates occurring on and after December 31, 1999."

          (b) The definition of Base Earnings in Section 5.1(h)(i)(A) of the Purchase Agreement is hereby amended to read as follows:


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               "(A) "Base Earnings" shall mean the consolidated (and combined, if applicable) sum of all earnings before interest, taxes, depreciation and amortization LESS any extraordinary gain, PLUS expenses, calculated and estimated by Company and its Subsidiaries in a manner and amount acceptable to Purchaser in each case, incurred by Company and its Subsidiaries, if and to the extent applicable, that reasonably are expected no longer to be incurred because of operating efficiencies realized as a result of and following each such entity having become a Subsidiary of Company ("Non-Recurring Expenses")."

     Section 2. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective as of the date hereof when, and only when, Purchaser shall have received (a) counterparts of this Amendment executed by Company, (b) a copy of the annexed Consent of Guarantors executed by the parties thereto and (c) a copy of a fully executed comparable amendment to the PNC Loan Agreement.

     Section 3. REPRESENTATIONS AND WARRANTIES. Company hereby represents and warrants to Purchaser as follows:

               (a) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the date hereof.

               (b) The execution, delivery and performance by Company of this Amendment have been duly authorized by all necessary or proper corporate action and do not require the consent or approval of any Person which has not been obtained.

               (c) This Amendment has been duly executed and delivered by the Company and each of this Amendment and the Purchase Agreement as amended hereby constitutes the legal, valid and binding obligation of Company, enforceable against it in accordance with its terms.

     Section 4. REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS. (a) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Purchase Agreement and the other Loan Documents to "this Agreement," "hereunder," "hereof," "herein," or words of like import, shall mean and be a reference to the Purchase Agreement as amended hereby.

               (b) Except to the extent waived or amended herein, the provisions of the Purchase Agreement and all of the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

               (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Purchaser under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

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     Section 5.     COSTS AND EXPENSES.  Company agrees to pay to Purchaser
on demand all costs, fees and expenses of Purchaser in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered pursuant hereto, including the reasonable fees and out-of-pocket expenses of counsel for Purchaser with respect thereto.

     Section 6. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

     Section 7. GOVERNING LAW. This Amendment shall be governed by and construed and interpreted in accordance with the laws of the State of New York applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.

                              THERMOVIEW INDUSTRIES, INC.

                              By:  /s/ Nelson E. Clemmens
                                   -----------------------------------
                                   Name:  Nelson E. Clemmens
                                   Title:  President

                              GE CAPITAL EQUITY INVESTMENTS, INC.

                              By:  /s/ John P. Malfettone
                                   -----------------------------------
                                   Name:  John P. Malfettone
                                   Title:  Managing Director

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                               CONSENT OF GUARANTORS

     The undersigned, a party to the Guaranty, Security Agreement and Pledge Agreement, each dated as of July 8, 1999, hereby consents to the terms of the foregoing Amendment dated as of November 4, 1999 (to which this Consent is annexed) and confirms that such Guaranty, Security Agreement and Pledge Agreement remain in full force and effect and continue to secure the Obligations pursuant to the terms thereof.

Dated as of November 4, 1999

                              AMERICAN HOME DEVELOPERS CO., INC.,
                              a California corporation


                              By:  /s/ Nelson E. Clemmens
                                   -----------------------------------
                                   Nelson E. Clemmens, President

                              FIVE STAR BUILDERS, INC., a California corporation

                              By:  /s/ Nelson E. Clemmens
                                   -----------------------------------
                                   Nelson E. Clemmens, President

                              KEY HOME CREDIT, INC., a Delaware corporation

                              By:  /s/ Leigh Ann Barney
                                   -----------------------------------
                                   Leigh Ann Barney, President

                              KEY HOME MORTGAGE, INC., a
                              Delaware corporation

                              By:  /s/ Nelson E. Clemmens
                                   -----------------------------------
                                   Nelson E. Clemmens, President

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                              LEINGANG SIDING AND WINDOW,
                              INC., a North Dakota business corporation

                              By:  /s/ Nelson E. Clemmens
                                   -----------------------------------
                                   Nelson E. Clemmens, President

                              PRIMAX WINDOW CO., a Kentucky corporation

                              By:  /s/ Nelson E. Clemmens
                                   -----------------------------------
                                   Nelson E. Clemmens, President

                              PRECISION WINDOW MFG., INC., a Missouri
                              corporation

                              By:  /s/ Nelson E. Clemmens
                                   -----------------------------------
                                   Nelson E. Clemmens, President

                              ROLOX, INC., a Kansas corporation

                              By:  /s/ Nelson E. Clemmens
                                   -----------------------------------
                                   Nelson E. Clemmens, President

                              TD WINDOWS, INC., a Kentucky corporation

                              By:  /s/ Nelson E. Clemmens
                                   -----------------------------------
                                   Nelson E. Clemmens, President

                              THERMAL LINE WINDOWS, INC., a
                              North Dakota corporation

                              By:  /s/ Nelson E. Clemmens
                                   -----------------------------------
                                   Nelson E. Clemmens, President

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                              THERMOVIEW OF MISSOURI, INC., a
                              Missouri corporation

                              By:  /s/ Nelson E. Clemmens
                                   -----------------------------------
                                   Nelson E. Clemmens, President

                              THERMO-TILT WINDOW COMPANY, a
                              Delaware corporation

                              By:  /s/ Nelson E. Clemmens
                                   -----------------------------------
                                   Nelson E. Clemmens, President

                              THOMAS CONSTRUCTION, INC., a
                              Missouri corporation

                              By:  /s/ Nelson E. Clemmens
                                   -----------------------------------
                                   Nelson E. Clemmens, President

                              THERMO-SHIELD OF AMERICA
                              (ARIZONA), INC., an Arizona corporation

                              By:  /s/ Nelson E. Clemmens
                                   -----------------------------------
                                   Nelson E. Clemmens, President

                              THERMO-SHIELD OF AMERICA (MICHIGAN), INC., a
                              Michigan corporation

                              By:  /s/ Nelson E. Clemmens
                                   -----------------------------------
                                   Nelson E. Clemmens, President

                              THERMO-SHIELD COMPANY, LLC, an
                              Illinois limited liability company

                              By:  /s/ Nelson E. Clemmens
                                   -----------------------------------
                                   Nelson E. Clemmens, Manager and
                                   President

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                              THERMO-SHIELD OF AMERICA
                              (WISCONSIN), LLC, a Wisconsin limited
                              liability company

                              By:  /s/ Nelson E. Clemmens
                                   -----------------------------------
                                   Nelson E. Clemmens, Manager and
                                   President

                              THERMOVIEW ADVERTISING GROUP,
                              INC., a Delaware corporation

                              By:  /s/ Charlton C. Hundley
                                   -----------------------------------
                                   Charlton C. Hundley, Secretary